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                                                                   Exhibit 10.31

                                     iPrint

                          FIRST AMENDMENT TO LEASE AND
                          ----------------------------

                       ASSIGNMENT AND ASSUMPTION OF LEASE
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     THIS FIRST AMENDMENT TO LEASE AND ASSIGNMENT AND ASSUMPTION OF LEASE (this
"Agreement") is made and entered into this ___th day of December 2001, by and among BOHANNON DEVELOPMENT COMPANY, a California corporation ("Bohannon"), IPRINT TECHNOLOGIES, INC. ("iPrint") and GERON CORPORATION ("Geron) (collectively, the "Parties").


                                    RECITALS
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     A. Bohannon, as the landlord, and iPrint (previously known as iPrint.com, inc.), as the tenant, are parties to that certain lease dated March 7, 2000 (the "Lease"), for premises located at 255 Constitution Drive, Menlo Park, California (the "Premises).

     B. iPrint desires to assign and delegate all of its rights and obligations under the Lease to Geron, and Geron desires to accept such assignment and to assume iPrint's obligations under the Lease.

     C. In connection with such assignment and assumption, Bohannon and Geron desire to amend the Lease in certain respects, on the terms and conditions hereinafter set forth.

     D. This Agreement is intended to be a contemporaneous exchange for new value.

         NOW THEREFORE, in consideration of the mutual promises contained herein, the Parties agree as hereinafter set forth.


                                   AGREEMENT
                                   ---------

     1. Effective Date. This Agreement shall become effective on December ___,
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2001 (the "Effective Date").

     2. Assignment, Assumption and Consent. Subject to the terms and conditions
        ----------------------------------
herein, from and after the Effective Date, iPrint hereby assigns and transfers to Geron all of iPrint's right, title, and interest in, to and under the Lease. Subject to the terms and conditions herein, Geron hereby assumes all of the obligations of iPrint under the Lease to be performed by the Tenant under the Lease and agrees to be bound by all of the terms, covenants, conditions, and provisions of the Lease. Bohannon hereby consents to the foregoing assignment and assumption of Lease and agrees that from and after the Effective Date, except as set forth in Sections 3, 4 and 13 below, iPrint shall be released and discharged from all liability under the Lease.

     3. Lease Discharge Payment. As consideration for Bohannon's execution and
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delivery of this Agreement, iPrint shall make the following payments in the aggregate amount of Four Hundred Eighty Thousand Dollars ($480,000) (the "Lease Discharge Payment") to be


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delivered in two (2) installments, the first of which in the amount of Two
Hundred Eighty Thousand Dollars ($280,000) shall be paid to Bohannon on or before December 4, 2001, and the second of which in the amount of Two Hundred Thousand Dollars ($200,000) shall be due and payable to Bohannon on January 2, 2002. In addition, iPrint shall deliver to Bohannon, at no cost to Bohannon, sixty thousand (60,000) shares of the common stock of iPrint (the "Stock") as soon as reasonably possible, but in no event later than ___________________.

     4. Security for Consideration. The Parties acknowledge that iPrint
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previously provided Bohannon with a standby letter of credit in the amount of
Two Hundred Fifty Thousand Dollars ($250,000) issued by Imperial Bank (the "Letter of Credit"), which was delivered to Bohannon by iPrint in accordance with Section 2.4 of the Lease. The Parties acknowledge and agree that after the Effective Date the Letter of Credit shall secure only the obligations of iPrint set forth in Section 3 above and not the obligations of Geron as the successor Tenant under the Lease.

     5. Default. In the event that iPrint fails to deliver (a) any installment
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of the Lease Discharge Payment or (b) the entire amount of Stock as set forth in
Section 3 above, and if such failure continues for three (3) business days after written notice is given by Bohannon to iPrint specifying such failure, then such failure shall be deemed a default ("Default"); provided, however, that a Default
                                               -----------------
shall be deemed a default only by iPrint (and not by Geron), and Bohannon shall have no right to terminate the Lease or otherwise take any action against Geron with respect to such Default by iPrint. In the event that the Default results from the failure of iPrint to deliver any portion of the Lease Discharge Payment (a "Payment Default"), Bohannon shall thereafter be permitted to draw on the Letter of Credit in an amount equal to the installment of the Lease Discharge Payment that has not been timely paid. In the event that the Default results from the failure of iPrint to deliver the Stock (a "Stock Delivery Default"), Bohannon shall thereafter be permitted to draw on the Letter of Credit in the amount of Fifty Thousand Dollars ($50,000), which amount iPrint and Bohannon acknowledge and agree to be a reasonable estimate of damages related to such Default as actual damages cannot be ascertained with certainty. If Bohannon draws on (and requires payment under) the Letter of Credit as a result of a Payment Default or a Stock Delivery Default, payment of such amount shall constitute Bohannon's sole and exclusive remedy for such defaults. Notwithstanding the foregoing, in no event shall Bohannon be entitled to draw on the Letter of Credit as the result of any default by Geron under the Lease, it being agreed that the sole basis for Bohannon to draw upon the Letter of Credit shall be a Default as set forth herein. If Bohannon attempts to draw on the Letter of Credit in an amount necessary to cure the Default, and if the Letter of Credit is dishonored by the issuing bank, then iPrint shall pay Bohannon on the first day of each month during the remaining term of the Lease an amount
(the "Shortfall Base Rent Payments") equal to (a) the monthly Base Rent, as set forth in the Original Lease, minus (b) the monthly Base Rent required to be paid by Geron, as set forth in this Agreement, in each case for the period starting on the date of such default and continuing through the term of the Lease; provided, however that iPrint shall receive a credit against the Shortfall Base
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Rent Payment for any Lease Discharge Payment that has been made prior to such default. Upon payment to Bohannon of the entire Lease Discharge Payment and delivery of the entire amount of Stock as set forth above, Bohannon shall have no further rights to draws under the Letter of


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Credit for any purposes whatsoever, and the original Letter of Credit shall be returned to iPrint, within ninety (90) days after the last payment of any portion of the Lease Discharge Payment, upon iPrint's request.

     6. Release of Claims. Bohannon and iPrint acknowledge Paragraphs 1 and 2 of
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the Letter of Credit, setting forth documents to be delivered to the issuing bank prior to a draw on the Letter of Credit, provide as follows:

     "1. THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT AND AMENDMENT (S) IF ANY.

     2. BENEFICIARY'S STATEMENT DATED AND SIGNED BY AN AUTHORIZED OFFICER CERTIFYING THAT (1) IPRINT.COM, INC IS IN DEFAULT UNDER ONE OR MORE TERMS OF THAT CERTAIN LEASE AGREEMENT DATED MARCH 7, 2000 THAT EXISTS BETWEEN IPRINT.COM, INC. AND BENEFICIARY, (2) BENEFICIARY HAS PROVIDED TO IPRINT.COM, INC.ALL NOTICES REQUIRED UNDER THE LEASE, AND (3) ANY APPLICABLE CURE PERIOD HAS LAPSED WITHOUT REMEDY, AND (4) THE BENEFICIARY IS AUTHORIZED TO DRAW DOWN ON THE LETTER OF CREDIT."

     Bohannon and iPrint further acknowledge that although Paragraphs 1 and 2 refer to a default or event of default under the Lease, the Parties have agreed under Section 4 of this Agreement that, from and after the Effective Date, the Letter of Credit shall be held solely as security for iPrint's obligation to deliver the Lease Discharge Payment and the Stock. Notwithstanding the terms of the Letter of Credit to the contrary, in the event of a Default under this Agreement, iPrint authorizes Bohannon to submit all documents to the issuing bank in accordance with Paragraphs 1 and 2 of the Letter of Credit (and to make all statements referred to in Paragraph 2 of the Letter of Credit) as though a default had occurred under the Lease. Provided Bohannon makes a request for payment under the Letter of Credit in accordance with this Agreement, iPrint shall have no claims or actions against Bohannon and shall hold Bohannon harmless for the submission of documents to the issuing bank in accordance with Sections 4, 5 and 6 of this Agreement.

     7. Term. The Parties hereby confirm that the expiration date of the Lease
        ----
is April 30, 2005.


     8. Base Rent. Notwithstanding Section 2.1.A. or any other provision in the
        ---------
Lease to the contrary, the monthly Base Rent shall be as set forth below:

           ----------------------------- ----------------------------
                     Period              Total Base Rent (per month)
           ----------------------------- ----------------------------
               December 1, 2001 -                $16,570.80
                 April 30, 2002
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                  May 1, 2002 -                  $22,324.80
                  July 30, 2002
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                August 1, 2002 -                 $28,080.00
                 April 30, 2003
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                  May 1, 2003 -                  $29,250.00
                 April 30, 2004
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                  May 1, 2004 -                  $30,420.00
                 April 30, 2005
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     9. Increase of Base Rent. Notwithstanding Section 2.1.B or any other
        ---------------------
provision in the Lease to the contrary, if at any time during the remaining term of the Lease the Tenant (as that term is defined in the Lease) occupies and/or uses the mezzanine for any purpose, then the monthly Base Rent shall be increased by the sum of Fifty One-Hundredths Dollars ($.50) multiplied by the by the square footage of the mezzanine occupied and/or used.

     10. Acknowledgement of Terms of Lease; No Defaults. Bohannon and iPrint
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each acknowledge that the Lease is in full force and effect and is valid, binding and enforceable against the other party. Bohannon and iPrint represent and acknowledge that no defaults or breaches on the part of Bohannon or iPrint are continuing under the Lease and that the Lease has not been amended, modified or assigned except as set forth in this Agreement.

     11. "As-is" Condition. iPrint shall deliver the Premises and improvements
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included in the Premises "As-is" on the Effective Date. iPrint makes no representation or warranty as to the use or occupancy which may be made of the Premises.

     12. Geron Security Deposit. Upon execution of this Agreement, Geron shall
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deposit with Bohannon an additional cash deposit in a sum equal to Thirty
Thousand Four Hundred Twenty Dollars ($30,420) (the "Geron Security Deposit"). The Geron Security Deposit shall be governed by the terms and conditions of
Section 19.9 of the Lease related to the Security Deposit.

     13. Indemnification. This Agreement shall not release iPrint from liability
         ---------------
or obligation under its indemnity contained in Section 9.1 of the Lease resulting from any acts, omissions or events happening prior to the Effective Date, or thereafter to the extent iPrint has agreed to indemnify Bohannon under the terms of such Section 9.1, and iPrint specifically confirms and agrees that its indemnities under the Lease will remain fully in force with respect to any such acts, omissions or events.

     14. Binding Effect. This Agreement amends the Lease and, except as
         --------------
specifically set forth herein, in the event of any inconsistency between this Agreement and the Lease, the terms of this Agreement shall be controlling. Unless otherwise defined, all terms used in this Agreement shall have the same meanings as given them in the Lease.

     15. Captions. The title of the various articles of this Agreement are used
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for convenience of reference only and are not intended to and shall not in any way enlarge or diminish the rights or obligations of the Parties or affect the meaning or construction of this document.


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     16. Counterparts. This Agreement may be executed in counterparts which,
         ------------
taken together, shall constitute one and the same agreement and shall be effective as of the date first written above.

     17. Entire Agreement. This Agreement constitutes the entire agreement
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between the Parties with respect to the subject matter hereof and supersedes all prior negotiations and agreements, whether written or oral. This Agreement may not be altered or amended except by an instrument in writing executed by all of the Parties hereto. Each party executing this Agreement on behalf of any entity warrants thereby that he has the full right, power and authority to bind said entity. The Lease, as amended by this Agreement, will continue in full force and effect in accordance with its terms.

     18. Brokerage Fees. iPrint shall pay brokerage commission in accordance
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with that separate Commission Schedule Agreement by and between iPrint and
Spallino & Associates. Except for the commissions payable by iPrint to Spallino & Associates, each Party acknowledges that it has retained no other broker or finder entitled to a commission with respect to the transactions contemplated by this Agreement.

     19. Effectiveness of Agreement. The provisions of this Agreement shall have
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no effect and shall create no rights or obligations unless and until this
Agreement is executed by all of the Parties.

     IN WITNESS WHEREOF, the Parties hereto have executed this First Amendment to Lease; Assignment and Assumption of Lease; and Consent by Bohannon as of the day and year first written above.

"BOHANNON"

BOHANNON DEVELOPMENT COMPANY

By:
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Title:
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"IPRINT"

IPRINT TECHNOLOGIES, INC.

By:
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Title:
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"GERON"

GERON CORPORATION

By:
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Title:
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